Fees Summary	Oct. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,663,387.00
Previously Paid Amount	0.00
Total Fee Amount	5,063.21
Total Offset Amount	0.00
Net Fee	$ 5,063.21